MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-2
January 1, 2003 through January 31, 2003


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$749,838,665.05
B.	Level Pay Pool Balance of the Initial Receivables			$605,915,902.60
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables							$143,922,762.45
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$94,169,000.00
		b.	Note Interest Rate					1.84260%
		c.	Noteholders' Final Scheduled Payment Date		June 16, 2003
	2.	Class A-2
		a.	Initial Balance						$279,000,000.00
		b.	Note Interest Rate					2.640%
		c.	Noteholders' Final Scheduled Payment Date		June 15, 2005
		d.	Class A Allocation Percentage				86.70%
	3.	Class A-3
		a.	Initial Balance						$181,000,000.00
		b.	Note Interest Rate					3.670%
		c.	Noteholders' Final Scheduled Payment Date		July 17, 2006
		d.	Class A Allocation Percentage				86.70%
	4.	Class A-4
		a.	Initial Balance						$227,500,000.00
		b.	Note Interest Rate					4.3000%
		c.	Noteholders' Final Scheduled Payment Date		March 15, 2010
		d.	Class A Allocation Percentage				86.70%
	5.	Class B
		a.	Initial Balance						$69,535,000.00
		b.	Note Interest Rate					4.670%
		c.	Noteholders' Final Scheduled Payment Date		March 15, 2010
		d.	Class B Allocation Percentage				8.77%
	6.	Class C
		a.	Initial Balance						$35,966,000.00
		b.	Note Interest Rate					5.550%
		c.	Noteholders' Final Scheduled Payment Date		March 15, 2010
		d.	Class C Allocation Percentage				4.54%
E.	Certificates Initial Balance						$71,933,046.52
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		7.804%
H.	Weighted Average Original Number of Payments of
	the Initial Receivables (Months)					60
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)					60
J.	Number of Initial Receivables						29,771
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	4.25%
	2.	Reserve Account Deposit on the Closing Date			$30,572,895.42
	3.	Specified Reserve Balance Percentage				4.25%
L.	Yield Supplement Account Deposit on the Closing Date			$4,745,504.50
M.	Yield Supplement Over Collateralization Balance
	on Closing Date								$30,476,419.88
N.	Adjusted Principal Balance of Initial Receivables			$719,362,245.17
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted Principal Amount)		$239,740,801.35
	2.	Initial Closing Date						June 19, 2002
	3.	End of Pre-Funding Period					16-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount						1.25%
	5.	Negative Carry Account Initial Deposit				$2,346,941.20

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$882,448,130.34
B.	Level Payment Pool Balance						$711,110,763.62
C.	Last Scheduled Payment Pool Balance					$171,337,366.72
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$0.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$262,669,734.20
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$181,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$227,500,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$67,883,327.23
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$35,111,695.51
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$71,933,046.52
F.	Reserve Account Balance							$31,699,283.20
G.	Yield Supplement Account Balance					$1,867,430.71
H.	Payahead Account Balance						$71,130.57
I.	Yield Supplement Over Collateralization Balance 			$30,097,013.52
J.	Pre-Funding Account Balance						$0.00
K. 	Negative Carry Account Balance						$0.00
L.	Deferred Receivables							$180,042,824.45
M.	Cumulative Losses for All Prior Periods					$19,668,922.44
N.	Weighted Average Coupon (WAC)						7.903%
O.	Weighted Average Remaining Term to Maturity  (WAM) 			54.49
P	Number of Contracts							37,176
Q	Total Subsequent Receivables Sold as of Related Cutoff Dates
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total								0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					329,086.80
	2.	Prepayments in Full						82,427.22
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				435,109.09
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						0.00
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full
		Prior to Month of Maturity					0.00
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						17,204,661.41
	2.	Collected Principal						17,179,488.53
	3.	Collected Interest						4,206,056.40
	4.	Repurchased Receivables Principal 				0.00
	5.	Repurchased Receivables Interest				0.00
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						353,929.23
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity					353,929.23
	5.	Last Scheduled Payment Principal
		Due on Loans Matured This Month					0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					384,758.28
	2.	Specified Yield Supplement Account Balance			1,336,271.85
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period			0.00
G.	Yield Supplement Over Collateralization					28,924,579.87
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments
			due prior to Cutoff Date)				71,977.29
		b.	Current Month Actuarial Advances 			15,631.72
		c.	Reimbursement of Actuarial Advances (or
			payments due prior to Cutoff Date)			25,995.21
		d.	Ending Actuarial Advances (or payments
			due prior to Cutoff Date)				61,613.80
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances 	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						(10,363.49)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		3.05
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period					0.00
	4.	Ending Payahead Balance 					71,133.62
J.	Rule of 78s Payment							0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			7.871%
L.	Weighted Average Remaining Maturity (WAM)				53.67
M.	Remaining Number of Receivables						36,473
N.	Delinquent Contracts			Contracts		Amount
	1.	30-59 Days Delinquent		1,987 	5.45%		47,689,048.58 	5.57%
	2.	60-89 Days Delinquent		873 	2.39%		20,645,235.74 	2.41%
	3.	90 Days or more Delinquent	657 	1.80%		15,501,905.09 	1.81%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed During
		Month				305 			6,098,055.10
	2.	Loans Defaulted During
		the Month			348
	3.	Level Payment Principal Balance of
		Defaulted Receivables					6,407,089.06
	4.	Last Scheduled Payment Principal
		Balance of Defaulted Receivables			2,051,595.65
	5.	Level Payment Liquidation Proceeds			1,170,021.80
	6.	Last Scheduled Payment Liquidation Proceeds		6,192.21
	7.	Recoveries of Level Payment and Last Scheduled
		Payment on Previously Defaulted Receivables		876,754.02
P.	Pool Balances
	1.	Total Pool Balance						856,019,340.97
	2.	Level Pay Pool Balance						687,087,499.13
	3.	Last Scheduled Payment Pool Balance				168,931,841.84
	4.	Deferred Receivables						133,624,020.77
Q.	Principal Balance of Subsequent Receivables Sold This
	Period As of Subsequent Transfer Date
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total Principal Balance						0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					28,855.22
B.	Collection Account Investment Income					17,229.90
C.	Payahead Account Investment Income					59.40
D.	Yield Supplement Account Investment Income				1,883.46
E.	Pre-Funding Account Investment Income					0.00
F.	Negative Carry Account Investment Income				0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 					435,109.09
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)					17,179,488.53
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 					4,206,056.40
		Subtotal							21,820,654.02

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)							353,929.23
C.	Net Change in Payahead Account Balance 					(3.05)
D.	Net Liquidation Proceeds and Recoveries Received 			2,052,968.03
E.	Principal and Interest on Purchased or Repurchased Contracts 		0.00
F.	Exclusion of Rule of 78's Payments 					0.00
G.	Net Servicer Advances/(Reimbursements) 					(10,363.49)
H.	Yield Supplement Amount 						384,758.28
I.	Net Investment Earning on the Pre-Funding Account			0.00
J.	Negative Carry Amount 							0.00
K.	Remaining Pre-Funded Amount Due to Noteholders				0.00
L.	Available Funds								$24,601,943.02

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		2.	Adjusted Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		3.	Subsequent Cutoff Date for Subsequent Receivables
			Sold This  Period					N/A
		4.	Subsequent Transfer Date for Subsequent
			Receivables Sold This  Period				N/A
		5.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Deposit to Yield Supplement Account for Subsequent
			Receivables Sold This  Period				0.00
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
	B.	End of Pre-Funding Period (if balance in Pre-Funding
		Account balance is $100,000 or greater)				16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount				0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders						0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement Amount)		0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this Period		0.00
			b.  Pre-Funded Amount (excl. Reserve &
			Yield Supplement Amount)				0.00
			c.  Pre-Funded Percentage				0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount					0.00
			e.  Negative Carry Amount for the
			Current Period						0.00
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based
			on Ending Note Balances					0.0000%
			b.  Note Percentage based on Ending
			Note Balances						0.00%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period			0
			d.  Maximum Negative Carry Amount			0.00
		3.	Required Negative Carry Account Balance			0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance					210,099,237.40
		2.	Last Scheduled Payment Balance				36,403,758.98
		3.	Total							246,502,996.38
	F.	Total Initial and Subsequent Receivables Sold as
		of Related Cutoff Dates
		1.	Level Pay						816,015,140.00
		2.	Last Scheduled						180,326,521.43
		3.	Total							996,341,661.43
	G.	Specified Reserve Balance					40,761,879.48

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					25,256,355.72
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				25,256,355.72
B.	Total Required Payment
	1.	Total Servicing Fee  						622,846.68
	2.	Accrued Note Interest  Due
		a.	Class A-1						0.00
		b.  	Class A-2						577,873.42
		c. 	Class A-3 						553,558.33
		d.	Class A-4						815,208.33
		e.	Class B							264,179.28
		f.	Class C							162,391.59
		g.	Total Accrued Note Interest				2,373,210.95
	3.	Principal Distribution Amount Due
		a.	Class A-1 						0.00
		b.  	Class A-2 						21,896,245.47
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						2,214,626.08
		f.	Class C							1,145,484.17
		g.	Total Principal Distribution Amount			25,256,355.72
	4.	Total Required Payment 						28,252,413.35
	5.	Available Funds							24,601,943.02
	6.	Reserve Account TRP Draw Amount					3,650,470.33
	7.	Total Available Funds						 $28,252,413.35
C.	Current Period Payments
	1.	Servicing Fee paid						622,846.68
	2.	Interest Paid
		a.	Class A-1 						0.00
		b.  	Class A-2 						577,873.42
		c. 	Class A-3 						553,558.33
		d.	Class A-4						815,208.33
		e.	Class B							264,179.28
		f.	Class C							162,391.59
		g.	Total Interest Paid					2,373,210.95
	3.	Remaining Available Funds					25,256,355.72
	4.	Principal Payments
		a.	Class A-1 						0.00
		b.  	Class A-2 						21,896,245.47
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							2,214,626.08
		f.	Class C							1,145,484.17
		g.	Total Principal Payments				25,256,355.72
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				31,699,283.20
	3.	Plus: Reserve Account Investment Income				28,855.22
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				3,650,470.33
	6.	Reserve Account Balance before Deposit to Reserve Account	28,077,668.09
	7.	Specified Reserve Account Balance				40,761,879.48
	8.	Amount Necessary to Reinstate Reserve Account to
		Specified Reserve Balance 					12,684,211.39
	9.	Funds Available for Deposit to Reserve Account			0.00
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		0.00
	12.	Ending Reserve Account Balance					28,077,668.09
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal Payment		0.00
	2.	Accelerated Principal Payments					0.00
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Turbo Principal Distribution Amount		0.00
F.	Excess Funds Deposited to Certificate Distribution Account		0.00
G.	Total Distributions							$28,252,413.35


VIII.  POOL BALANCES AND PORTFOLIO INFORMATION			Beginning	End
A.	Balances and Principal Factors				of Period	of Period
	1.	Total Pool Balance				$882,448,130.34	$856,019,340.97
	2.	Total Pool Factor				1.1768507 	1.1416047
	3.	Level Payment Pool Balance			711,110,763.62 	687,087,499.13
	4.	Level Payment Pool Factor			1.1736130 	1.1339651
	5.	Last Scheduled Payment Pool Balance		171,337,366.72 	168,931,841.84
	6.	Note Balance
		a.	Class A-1 				0.00 		0.00
		b.  	Class A-2 				262,669,734.20 	240,773,488.73
		c. 	Class A-3 				181,000,000.00 	181,000,000.00
		d.	Class A-4				227,500,000.00 	227,500,000.00
		e.	Class B					67,883,327.23 	65,668,701.15
		f.	Class C					35,111,695.51 	33,966,211.34
		g.	Total					774,164,756.94 	748,908,401.22
	7.	Pool Factor
		a.	Class A-1 				0.0000000 	0.0000000
		b.  	Class A-2 				0.9414686 	0.8629874
		c. 	Class A-3 				1.0000000 	1.0000000
		d.	Class A-4				1.0000000 	1.0000000
		e.	Class B					0.9762469 	0.9443978
		f.	Class C					0.9762469 	0.9443978
	8.	Certificate Balance				71,933,046.52 	71,933,046.52
	9.	Certificate Pool Factor				1.0000000 	1.0000000
	10.	Total Note and Certificate Balance		846,097,803.46	820,841,447.74
	11.	Yield Supplement Over Collatralization		30,097,013.52	28,924,579.87
	12.	Adjusted Pool Balance				852,351,116.82	827,094,761.10

B.	Portfolio Information
	1.	Weighted Average Coupon of  Portfolio (WAC)	7.903% 		7.871%
	2.	Weighted Average Remaining Term
		to Maturity of  Portfolio (WAM) 		54.49	 	53.67
	3.	Remaining Number of Receivables			37,176 		36,473

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					7,282,470.70
B.	Realized Losses for Collection Period Less Recoveries			6,405,716.68
C.	Cumulative Losses for all Periods  					26,074,639.12
D	Delinquent and Repossessed Contracts
					      Contracts			Amount
	1.	30-59 Days Delinquent	     	1,987 	5.45%	$47,689,048.58 	5.57%
	2.	60-89 Days Delinquent		873 	2.39%	$20,645,235.74 	2.41%
	3.	90 Days or more Delinquent	657 	1.80%	$15,501,905.09 	1.81%
	4.	Vehicles Repossessed During
		    Collection Period		305 		$6,098,055.10


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period				7.82%
	2.	Preceding Collection Period					7.82%
	3.	Current Collection Period 					7.82%
	4.	Three Month Average 						7.82%

B.	Annualized Net Loss							8.71%

C.	Ratio of Balance of Contracts Delinquent 60 Days or More to the
	Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				3.22%
	2.	Preceding Collection Period					3.97%
	3.	Current Collection Period 					4.10%
	4.	Three Month Average 						3.76%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					24,227,551.28
	2.	Yield Supplement Amount from MMCA				384,758.28
	3.	Net Servicer Advances (if positive) 				0.00
	4.	Reserve Account Draw for Total Required Payment 		3,650,470.33
	5.	Deposit from Payahead Account  					0.00
	6.	Collection Account Investment Income  				17,229.90
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account						0.00
	8.	Transfer of Net Earnings on Pre-Funding Account			0.00
	9.	Transfer of Prefunding Account Balance due to
		End of Pre-Funding Period					0.00
	10.	Total Transfers Into Collection Account				$28,280,009.79
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					622,846.68
		b.	Rule of 78's Payment					0.00
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff Date			10,363.49
		d.	Less:  Total Principal and Interest on
			Repurchases (Netted from Amounts Due Servicer) 		0.00
		e.	Total To Servicer (Net of Total Repurchases)		633,210.17

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)					27,629,566.67
	3.	Turbo Principal Payment Distributed				0.00
	4.	Deposit to Payahead Account 					3.05
	5.	Deposit to Reserve Account 					0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			17,229.90
		c.	Total to Certificate Distribution Account		17,229.90
	7.	Total Transfers from Collection Account				$28,280,009.79

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					31,699,283.20
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				28,855.22
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold					0.00
	4.	Total Transfers Into Reserve Account				28,855.22
C.	Total Transfers In and Beginning Balance				$31,728,138.42
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount						0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  					3,650,470.33
	3.	Reserve Account Investment Income to Seller (MART)  		0.00
	4.	Total Transfers From Reserve Account				3,650,470.33
E.	Ending Balance								28,077,668.09
F.	Total Distributions and Ending Balance				 	$31,728,138.42

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					71,130.57
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			3.05
	2.	Payahead Account Investment Income 				59.40
	3.	Transfer from Prefunding Account for
		Subsequent Receivables						0.00
	4.	Total Transfers Into Payahead Account				62.45
C.	Total Transfers In and Beginning Balance				$71,193.02
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				59.40
	3.	Total Transfers From Payahead Account				59.40
E.	Payahead Account Ending Balance 					71,133.62
F.	Total Distributions and Ending Balance					$71,193.02

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				1,867,430.71
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			1,883.46
	2.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	3.	Total Transfers Into Yield Supplement Account			1,883.46
C.	Total Transfers and Beginning Balance  					$1,869,314.17
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 						0.00
	2.	Transfer Investment Income to Seller (MART)  			1,883.46
	3.	Transfer Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)				531,158.86
	4.	Total Transfers From Yield Supplement Account			533,042.32
E.	Specified Yield Supplement Account Ending Balance 			1,336,271.85
F.	Total Distributions and Ending Balance					$1,869,314.17

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		Fee & Net Swap Pmt) from Collection Acct			27,629,566.67
	2.	Turbo Principal Payment Distributed from
		Collection Account						0.00
	3.	Total Transfers Into Note Payment Account			27,629,566.67
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 						0.00
		b.  	Class A-2 						22,474,118.89
		c. 	Class A-3 						553,558.33
		d.	Class A-4						815,208.33
		e.	Class B							2,478,805.36
		f.	Class C							1,307,875.76
		g.	Total Payments to Noteholders				27,629,566.67
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance				 	$27,629,566.67

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				17,229.90
	3.	Total Transfers into Certificate Distribution Account		17,229.90
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					17,229.90
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$17,229.90

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account				0.00
B.	Pre-Funding Account Investment Income					0.00
C.	Total Transfers In and Beginning Balance				0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection Account		0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables						0.00
	3.	Transfer to Yield Supplement Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables						0.00
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders						0.00
	7.	Total Transfers From Pre-Funding Account			0.00
E.	Pre-Funding Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account				0.00
B.	Negative Carry Account Investment Income				0.00
C.	Total Transfers In and Beginning Balance				$0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account						0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)					0.00
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)					0.00
	4.	Total Transfers From Negative Carry Account			0.00
E.	Negative Carry Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					$0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						27,629,566.67
	2.	To Servicer (MMCA) 						633,210.17
	3.	To Payahead Account						3.05
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				17,229.90
	6.	Total Distributions From Collection Account			$28,280,009.79

B.	Distributions From Reserve Account
	1.	To Collection Account 						3,650,470.33
	2.	To Seller (MART)						0.00
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			3,650,470.33

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				59.40
	3.	Total Distributions From Payahead Account			59.40

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART)				1,883.46
	3.	Reduction in Specified Yield Supplement Account
		Balance to Seller (MART)					531,158.86
	4.	Total Distributions From Yield Supplement Account		533,042.32

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account						0.00
	2.	To Yield Suplement Account					0.00
	3.	To Collection Account						0.00
	4.	To Payahead Account						0.00
	4.	To Seller for Sale of Subsequent Receivables			0.00
	5.	Total Distributions from Negative Carry Account			0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account						0.00
	2.	To Seller (MART)						0.00
	3.	Total Distributions from Negative Carry Account			0.00

G.	Total Distributions From All Accounts					$32,463,581.84
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account						27,629,566.67
	2.	Servicer (MMCA)							633,269.57
	3.	Seller (MART)							533,042.32
	4.	Collection Account 						3,650,470.33
	5.	Certificate Distribution Account				17,229.90
	6.	Reserve Account							0.00
	7.	Payahead Account						3.05
	8.	Yield Supplement Account					0.00
	9.	Total Distributions From All Accounts		 		$32,463,581.84